EXHIBIT 99.1


                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement"), dated as of November 4, 2005, is by and among the persons listed on Schedule I hereto (each a "Shareholder", and, collectively, the "Shareholders").

         WHEREAS, MTM Technologies, Inc., a New York corporation (the "Company"), proposes to borrow up to $25,000,000 (the "NEBF Loan") from Columbia Partners, L.L.C. Investment Management, in its capacity as agent and authorized representative of the National Electrical Benefit Fund (the "Lender").

         WHEREAS, as a condition to the NEBF Loan, the Company expects to issue up to 700,000 warrants (the "Financing Warrants") to purchase shares of its Common Stock and will issue shares of its Common Stock upon the exercise of such warrants to the Lender (together with the Financing Warrants, the "Financing Warrants and Shares").

         WHEREAS, as the Financing Warrants and Shares, pursuant to Nasdaq policy, may be aggregated with the shares of Common Stock to be issued by the Company as part of the consideration paid to Nexl, Inc. in connection with the merger of Nexl, Inc. with a wholly owned subsidiary of the Company, resulting in an increase in the Company's outstanding Common Stock of more than 20%, the Company will seek shareholder approval (the "Shareholder Approval") for the issuance of the Financing Warrants and Shares pursuant to the Nasdaq Marketplace Rules.

         WHEREAS, the Shareholders believe that the issuance of the Financing Warrants and Shares (the "Transactions") are in the best interests of the Company and its shareholders; and

         WHEREAS, the Company's voting stock consists of Common Stock, $0.001 par value per share ("Common Stock") and Preferred Stock, $0.001 par value per share ("Preferred Stock"). For voting purposes, the shares of Preferred Stock would "convert" into an equal number of shares of Common Stock. Each share of Preferred Stock as so "converted", together with the Common Stock, is hereinafter collectively referred to as our "Voting Stock."

         WHEREAS, the Shareholders own approximately 69% of the Voting Stock and each Shareholder is the record and beneficial owner, or the trustee of a trust whose beneficiaries are the beneficial owners, of such number of shares of Voting Stock of the Company, and such number of Common Stock issuable upon exercise of warrants ("Warrants"), set forth opposite such Shareholder's name on
Schedule I hereto, such Voting Stock and Warrants are the only Voting Stock and Warrants of the Company owned by the Shareholders, and collectively referred to herein as the "Shares."

         NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, the Shareholders agree as follows:

         1. Representations and Warranties of the Shareholders. Each Shareholder hereby, severally and not jointly, represents and warrants to the other Shareholders as follows:

         (a) Authority. The Shareholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Shareholder. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms (subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies). Except as set forth on Schedule II hereto, neither the execution, delivery or performance of this Agreement by the Shareholder nor the consummation by the Shareholder of the transactions contemplated hereby will (i) require any filing with, or permit, authorization, consent or approval of, any federal, state, local or municipal foreign or other government or subdivision, branch, department or agency thereof or any governmental or quasi-governmental authority of any nature, including any court or other tribunal, (a "Governmental Entity"), (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation or acceleration under, or result in the creation of any pledge, claim, lien, option, charge, encumbrance or security interest of any kind or nature whatsoever (a "Lien") upon any of the properties or assets of the Shareholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, concession, franchise, contract, agreement or other instrument or obligation (a "Contract") to which the Shareholder is a party or by which the Shareholder or any of the Shareholder's properties or assets, including the Shareholder's Shares, may be bound or (iii) violate any judgment, order, writ, preliminary or permanent injunction or decree (an "Order") or any statute, law, ordinance, rule or regulation of any Governmental Entity (a "Law") applicable to the Shareholder or any of the Shareholder's properties or assets, including the Shareholder's Shares.

         (b) The Shares. Subject to the terms of this Agreement, the Shareholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder or any transferee of such Shares who has agreed in writing to be bound by this Agreement. The Shareholder has good and marketable title to such Shares, free and clear of any Liens, proxies, voting trusts or agreements, understandings or arrangements, except for proxies arising hereunder pursuant to Section 4(a) hereof and except as set forth on Schedule II hereto.

         2. Board Approval. Each Shareholder understands and acknowledges that the Board of Directors of the Company has, to the extent required by applicable law, duly and validly authorized and approved, the Transactions.

         3. Agreements of Shareholders. Each Shareholder, severally and not jointly, agrees as follows:

         (a) The Shareholder shall not enter into or exercise its rights under any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Shares or take any other action, that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby.

         (b) At any meeting of Shareholders of the Company called to vote upon the Transactions or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Transactions or which is necessary to consummate the Transactions is sought, each Shareholder shall, including by executing a written consent if requested by the Company, vote (or cause to be voted) such Shareholder's Shares in favor of the Transactions ; provided however that in the event a vote or other approval is required for a transaction where the principal amount of the NEBF Loan is reduced below $25,000,000 and in connection with such reduction the number of Financing Warrants and Shares is not reduced ratably (a "Modified Transaction"), the Shareholders shall not be obligated to vote (or cause to be voted) such Shareholders Shares in favor of the Modified Transaction under the term of this Agreement.

         4. Grant of Irrevocable Proxy Coupled with an Interest; Appointment of Proxy.

         (a) Each Shareholder hereby irrevocably grants to, and appoints John F. Kohler, and any other individual who shall hereafter be designated by the Shareholders, and each of them, as such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote such Shareholder's Shares, or grant a consent or approval in respect of such Shares, at any meeting of Shareholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought in favor of the Transactions.

         (b) Each Shareholder represents that, except with respect to the Other Voting Agreement listed on Schedule II hereto, any prior proxies heretofore given in respect of such Shareholder's Shares are not irrevocable, and that any such prior proxies are hereby revoked.

         (C) EACH SHAREHOLDER HEREBY AFFIRMS THAT THE PROXY SET FORTH IN THIS
SECTION 4 IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL SUCH TIME AS THIS AGREEMENT TERMINATES IN ACCORDANCE WITH ITS TERMS. Such Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 609 of the New York Business Corporation Law.

         5. Further Assurances. Each Shareholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as the Company may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote such Shareholder's Shares as contemplated by Section 4.

         6. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the earlier of (a) the date Shareholder Approval is obtained, (b) the termination of the NEBF Loan negotiations or (c) January 31, 2006. Nothing in this Section 6 shall relieve any Shareholder from liability for willful breach of this Agreement.

         7. General.

         (a) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         (b) Entire Agreement; Third-Party Beneficiaries. Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in this Agreement and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein and that this Agreement supersedes all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement. The Company shall be a third party beneficiary of the rights and benefits of this Agreement. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         (c) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable conflicts of law.

         (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (e) Notices. All notices and other communications required or permitted hereunder shall be in writing. Notices shall be delivered personally, via recognized overnight courier (such as Federal Express, DHL or Airborne Express) or via certified or registered mail. Notices may be delivered via facsimile or e-mail, provided that by no later than two days thereafter such notice is confirmed in writing and sent via one of the methods described in the previous sentence. Notices shall be addressed to the address of each Shareholder as is set forth on the books and records of the Company, or at such other address or facsimile number as such Shareholder shall have furnished in writing to the other parties hereto. All notices shall be effective upon receipt.

         (f) Severability Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect


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


any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

         (g) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

         (h) Facsimile Signatures. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.

         (i) Amendment and Waiver. This Agreement may be amended by the parties hereto by execution of an instrument in writing signed on behalf of the Shareholders holding at least seventy five percent of Shares held by all of the Shareholders and the written consent of the Company as a third-party beneficiary. Any amendment signed by the Shareholders holding at least seventy five percent of Shares held by all of the Shareholders shall bind all of the Shareholders. An action, extension or waiver signed by the Shareholder holding at least seventy five percent of Shares held by all of the Shareholders shall bind all of the Shareholders.

         8. Shareholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer. Each Shareholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder's Shares and nothing herein shall limit or affect any actions taken by a Shareholder in its capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement or as otherwise required by law.

         9. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in a court of the United States. This being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.



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


         IN WITNESS WHEREOF, each party hereto has signed this Agreement as of the date first written above.


                                      PEQUOT PRIVATE EQUITY FUND III, L.P.

                                      By: Pequot Capital Management, Inc.,
                                          its Investment Manager

                                      By:  /s/  Carlos Rodrigues
                                         --------------------------------------
                                         Name:  Carlos Rodrigues
                                         Title: Chief Financial Officer
                                                Pequot Ventures

                                      PEQUOT OFFSHORE PRIVATE EQUITY
                                      PARTNERS III, L.P.

                                      By: Pequot Capital Management, Inc.,
                                          its Investment Advisor


                                      By:  /s/  Carlos Rodrigues
                                         ---------------------------------------
                                         Name:  Carlos Rodrigues
                                         Title: Chief Financial Officer
                                                Pequot Ventures


                                      CONSTELLATION VENTURE CAPITAL II, L.P.

                                      By: Constellation Ventures Management II,
                                          LLC
                                      Its General Partner

                                      By:  /s/ Earl Hedin
                                         --------------------------------------
                                         Name:  Earl Hedin
                                         Title: Senior Managing Director



                       Signature Page to Voting Agreement

                                      CONSTELLATION VENTURE CAPITAL
                                      OFFSHORE II, L.P.

                                      By: Constellation Ventures Management II,
                                          LLC
                                          Its General Partner


                                      By:   /s/ Earl Hedin
                                          -------------------------------------
                                          Name:  Earl Hedin
                                          Title: Senior Managing Director


                                      THE BSC EMPLOYEE FUND VI, L.P.

                                      By: Constellation Ventures Management II,
                                          LLC
                                          Its General Partner


                                      By:   /s/ Earl Hedin
                                          -------------------------------------
                                          Name:  Earl Hedin
                                          Title: Senior Managing Director


                                      CVC II PARTNERS, LLC

                                      By: The Bear Stearns Companies Inc.
                                          Its Managing Member


                                      By:   /s/ Earl Hedin
                                          -------------------------------------
                                          Name:  Earl Hedin
                                          Title: Senior Managing Director



                       Signature Page to Voting Agreement

                                   SCHEDULE I


---------------------------- ----------------- ----------- --------------- --------------
        SHAREHOLDER            PREFERRED        COMMON        WARRANTS      PERCENTAGE
                                 STOCK          STOCK                        OF TOTAL
                                                                            OUTSTANDING
                                                                              STOCK
---------------------------- ----------------- ----------- --------------- --------------
Pequot Private Equity Fund    10,762,422          0           2,002,349       43.9%
III, L.P.
---------------------------- ----------------- ----------- --------------- --------------
Pequot Offshore Private       1,517,153           0           282,266         6.2%
Equity Partners III, L.P.
---------------------------- ----------------- ----------- --------------- --------------
Constellation Venture         2,330,598           0           460,833         9.5%
Capital II, L.P.
---------------------------- ----------------- ----------- --------------- --------------
Constellation Venture         1,240,235           0           245,234         5.1%
Capital Offshore II, L.P.
---------------------------- ----------------- ----------- --------------- --------------
The BSC Employee Fund VI,     1,039,301           0           205,502         4.2%
L.P.
---------------------------- ----------------- ----------- --------------- --------------
CVC II Partners, LLC          58,200              0           11,508          0.2%
---------------------------- ----------------- ----------- --------------- --------------
TOTAL                         16,947,909          0           3,207,692       69.1
---------------------------- ----------------- ----------- --------------- --------------


                                   SCHEDULE II


Required Filings:
-----------------

Filings with the Securities and Exchange Commission pursuant to the requirements of the Securities and Exchange Act of 1934, as amended.

Other Voting Agreement
----------------------

Amended and Restated Shareholders' Agreement, dated as of August 1, 2005, among the Company and certain of its shareholders.

Voting Agreement, dated as of August 16, 2005, among the Shareholders.